UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 5, 2013

MetaStat, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-52735                                                                           20-8753132
(Commission File Number)                                                                                     (IRS Employer Identification No.)

8 Hillside Drive, Suite 207
Montclair, New Jersey 07042
(Address of principal executive offices and zip code)

(973) 744-7618
(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.  Unregistered Sales of Equity Securities.

On April 5, 2013, we issued the following securities pursuant to the MetaStat, Inc. Amended and Restated 2012 Omnibus Securities and Incentive Plan: (1) an aggregate of 300,000 options to purchase shares of our common stock to our executive officers and directors and 150,000 shares of restricted stock to one of our directors; (2) an aggregate of 423,500 options to purchase shares of our common stock and an aggregate of 153,013 shares of restricted stock to members of our Scientific Advisory Board and Clinical Advisory Board; and (3) 100,000 options to purchase shares of our common stock to an advisor.  The stock options provide for an exercise price per share of $3.25.

The stock options issued to our executive officers and directors vest in four equal installments on each of May 31, 2013, August 31, 2013, November 30, 2013 and February 28, 2014.  The restricted stock issued to one of our directors vests upon the earlier of a change in control or upon us achieving $5,000,000 in gross sales from one or more of our products.

Of the 423,500 stock options issued to members of our Scientific Advisory Board and Clinical Advisory Board, 181,500 of such stock options are immediately vested and 242,000 of such stock options vest in four equal installments on each of May 31, 2013, August 31, 2013, November 30, 2013 and February 28, 2014.  The restricted stock issued to members of our Scientific Advisory Board and Clinical Advisory Board vests upon (1) the listing of our shares of common stock on a national securities exchange and (2) the shares trade on a national securities exchange with a daily trading volume of at least 50,000 shares per day for 30 consecutive trading days.

The issuances of the securities referred to above were deemed to be exempt from registration under the Securities Act of 1933, as amended, in reliance on Rule 701 in that the transactions were under compensatory benefit plans and contracts relating to compensation as provided under Rule 701.  The recipients of such securities were our employees, directors or bona fide consultants or advisors and received the securities under our Amended and Restated 2012 Omnibus Securities and Incentive Plan. Appropriate legends were affixed to the securities issued in these transactions. Each of the recipients of securities in these transactions had adequate access, through employment, business or other relationships, to information about us.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

METASTAT, INC.

By:   /s/ Warren C. Lau
        Name Warren C. Lau
        Title:  President

Dated: April 15, 2013